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                                                                EXHIBIT 10.11(a)

                              FIRST AMENDMENT TO
                   EMPLOYMENT AGREEMENT OF T. ANDREW STOKES


     This First Amendment dated as of January 19, 2001 to Employment Agreement of T. Andrew Stokes hereby amends that certain Employment Agreement entered into by and between Nationwide Health Properties, Inc., a Maryland corporation (the "Company") and T. Andrew Stokes (the "Executive") as of February 25, 1998 (the "Employment Agreement").

                                    RECITAL

     The parties desire to delete and restate Paragraph I - E of the Employment Agreement in its entirety.

                                   AGREEMENT

     NOW, THEREFORE, the parties hereto hereby agree to delete Paragraph I - E of the Employment Agreement in its entirety and restate it as follows:

          E. "Employment Period" shall mean the period commencing on the Effective Date and ending on February 28, 2002.

     IN WITNESS WHEREOF, Executive has hereunto set Executive's hand, and pursuant to the authorization from the Compensation Committee of the Board, the Company has caused this First Amendment to Employment Agreement of T. Andrew Stokes to be executed in its name on its behalf, all of the day and year first above written.

                                           NATIONWIDE HEALTH PROPERTIES, INC.


                                           By:__________________________________
                                                 R. Bruce Andrews, President


                                           Executive:


                                           By:__________________________________
                                                 T. Andrew Stokes